INSURED MUNICIPAL SECURITIES TRUST

                      NEW YORK NAVIGATOR INSURED SERIES 8

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated July 11, 1991 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



C/M  11939.0001 406324.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b)      For the purposes of the definition of the Unit in
Article I the fractional undivided interest in and ownership of the Trust is 1/7,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on November 1, 1991 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1991) and December 1 of each year for annual distributions (commencing on December 1, 1991).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on November 15, 1991 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1991) and December 15 of each year for annual distributions (commencing on December 15, 1991).

                  (f) All Certificateholders of record on October 1, 1991 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after October 15, 1991 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean July 18, 1991.

                  (h) The number of Units referred to in Section 2.03 is 7,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
C/M  11939.0001 406324.1

                  (j) For the purposes of Section 6.01(8), the liquidation amount is hereby specified to be $2,800,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.00 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.54 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.36 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.83 per Unit times the number of Units on the monthly distribution plan, $.54 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.36 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages]


                                      -3-
C/M  11939.0001 406324.1

                              BEAR, STEARNS & CO.  INC.
                                       Depositor


                              By:
                                  Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss:
COUNTY OF NEW YORK                  )

                  On this 11th day of July, 1991, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                              GRUNTAL & CO. INCORPORATED
                                       Depositor


                              By:
                                   Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 11th day of July 1991, before me personally appeared George Bernard, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                       UNITED STATES TRUST COMPANY
                              OF NEW YORK, Trustee


                       By:
                            Assistant Vice President



STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 27th day of June 1991, before me personally appeared John Sanchez, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                                              Notary Public


C/M  11939.0001 406324.1

                        KENNY INFORMATION SYSTEMS, INC.,
                               Evaluator


                        By:
                            President


SEAL
ATTEST:


-----------------------------
Executive Vice President and
         Secretary



C/M  11939.0001 406324.1

                                                                                                                      SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                 NEW YORK NAVIGATOR INSURED SERIES 8


                                                         As of July 11, 1991

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate                Name of Issuer and                           Coupon/      Redemption Feature
 Portfolio  Principal                  Title of Bonds                            Maturity      S.F.-- Sinking Fund   Cost of Bonds
    No.      Amount                   Contracted for(5)              Ratings(1) Date(s)(2)     Ref.-- Refunding(2)    to Trust(3)
    ---      ------                   -----------------              ---------- ----------     -------------------    -----------
   1          $500,000     N.Y. State Dorm. Auth. State Univ. Ed. Facs.  AAA      7.125%       5/15/10 @ 100 S.F.         $500,805
                              Rev. Bonds Series 1989A (MBIA Corp.)               5/15/2017     5/15/99 @ 102 Ref.
   2           630,000      N.Y. State Dorm. Auth. City Univ. Sys.       AAA      7.625%       7/01/06 @ 100 S.F.          652,472
                           Consldtd. Rev. Bonds Series 1990A (MBIA               7/01/2020     7/01/00 @ 102 Ref.
                                                            Corp.)
   3           420,000     N.Y. State Hsg. Finc. Agncy. Multi. Fam.      AAA      7.450%       11/01/92 @ 100 S.F.         430,551
                             Hsg. Rev. Bonds Series A (MBIA Corp.)              11/01/2028     11/01/99 @ 102 Ref.
   4           700,000        N.Y. Local Gov. Assis. Corp. (A Pub.       AAA      7.500%       4/01/13 @ 100 S.F.          719,110
                           Benefit Corp. of the State of N.Y.) Rev.              4/01/2020     4/01/01 @ 102 Ref.
                                   Bonds Series 1991B (MBIA Corp.)
   5           750,000     N.Y. State Med. Care Facs. Finc. Agncy.       AAA      7.450%       2/15/98 @ 100 S.F.          769,238
                           St. Lukes Roosevelt Hosp. Cntr. FHA Insrd.            2/15/2029     2/15/00 @ 102 Ref.
                             Mtg. Rev. Bonds Series B (MBIA Corp.)
   6           750,000       N.Y. State Urb. Dev. Corp. Rev. Bonds       AAA      7.500%       4/01/12 @ 100 S.F.          773,483
                                                      (MBIA Corp.)               4/01/2020     4/01/01 @ 102 Ref.
   7           270,000       Suffolk Cnty. N.Y. Pub. Imprvmt. Gen.       AAA      7.100%       No Sinking Fund             270,000
                           Oblig. Rev. Bonds Series 1989 (MBIA Corp.)            7/15/2010     7/15/97 @ 102 Ref.
   8           800,000     N.Y. City Gen. Oblig. Rev. Bonds Fiscal       AAA      8.250%       No Sinking Fund             869,256
                                        1991 Series F (MBIA Corp.)              11/15/2016     11/15/10 @ 101.5 Ref.
   9           800,000     N.Y. City Muni. Wtr. Finc. Auth. Wtr. &       AAA      6.000%       6/15/17 @ 100 S.F.          693,656
                           Swr. Sys. Rev. Bonds Fiscal 1990 Series A             6/15/2019     6/15/99 @ 100 Ref.
                                                      (MBIA Corp.)
  10           700,000     Triborough Bridge & Tunnel Auth. of N.Y.      AAA      7.000%       1/01/12 @ 100 S.F.          694,750
                              Gen. Purp. Rev. Bonds Series T (MBIA               1/01/2020     1/01/01 @ 102 Ref.
                                                            Corp.)
  11           330,000     P.R. Pub. Bldg. Auth. Pub. Ed. & Hlth. Facs.  AAA      7.875%       7/01/03 @ 100 S.F.          348,268
                           Rfndg. Rev. Bonds Series G (MBIA Corp.)               7/01/2016     7/01/97 @ 102 Ref.
  12           350,000     N.Y. State Mtg. Agncy. Hmownr. Mtg. Rev.      AAA      0.000%       4/01/12 @ 52.88 S.F.         37,887
                                     Bonds, Series II (MBIA Corp.)               4/01/2020     4/01/99 @ 19.34 Ref.

            $7,000,000                                                                                                  $6,759,476
         =============                                                                                               =============




C/M  11939.0001 406324.1

                       INSURED MUNICIPAL SECURITIES TRUST

                     NEW JERSEY NAVIGATOR INSURED SERIES 5

                           REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement dated July 11, 1991 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



C/M  11939.0001 406324.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/6,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on November 1, 1991 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on December 1, 1991) and December 1 of each year for annual distributions (commencing on December 1, 1991).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on November 15, 1991 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on December 15, 1991) and December 15 of each year for annual distributions (commencing on December 15, 1991).

                  (f) All Certificateholders of record on October 1, 1991 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after October 15, 1991 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean July 18, 1991.

                  (h) The number of Units referred to in Section 2.03 is 6,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                      -2-
C/M  11939.0001 406324.1

                  (j) For the purposes of Section 6.01(8), the liquidation amount is hereby specified to be $2,400,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $.99 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.53 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.82 per Unit times the number of Units on the monthly distribution plan, $.53 per unit plus $.29 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.47 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages]


                                      -3-
C/M  11939.0001 406324.1

                              BEAR, STEARNS & CO.  INC.
                                                              Depositor


                              By:
                                   Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss:
COUNTY OF NEW YORK                  )

                  On this 11th day of July, 1991, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                               GRUNTAL & CO. INCORPORATED
                                        Depositor


                               By:
                                        Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 11th day of July 1991, before me personally appeared George Bernard, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                            UNITED STATES TRUST COMPANY
                              OF NEW YORK, Trustee


                            By:
                                   Assistant Vice President



STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 27th day of June 1991, before me personally appeared John Sanchez, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                                              Notary Public


C/M  11939.0001 406324.1

                        KENNY INFORMATION SYSTEMS, INC.,
                                 Evaluator


                        By:
                             President


SEAL
ATTEST:


-----------------------------
Executive Vice President and
         Secretary



C/M  11939.0001 406324.1

                                                                                                  SCHEDULE A

                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                              PORTFOLIO


                                                NEW JERSEY NAVIGATOR INSURED SERIES 5


                                                         As of July 11, 1991

                                                      A MONTHLY PAYMENT SERIES
                                         SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate                Name of Issuer and                            Coupon/      Redemption Feature
 Portfolio  Principal                  Title of Bonds                             Maturity      S.F.-- Sinking Fund   Cost of Bonds
    No.      Amount                   Contracted for(4)              Ratings(1)  Date(s)(2)     Ref.-- Refunding(2)    to Trust(3)
    ---      ------                   -----------------              ----------  ----------     -------------------    -----------
  1          $800,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev.       AAA       6.000%       7/01/05 @ 100 S.F.         $732,512
                          Bonds Centrastate Med. Cntr. Issue                     7/01/2021     7/01/01 @ 100 Ref.
                          Series A (MBIA Corp.)
  2           185,000     N.J. Hsg. Mtg. Finc. Agncy. Home Buyer        AAA       7.650%       4/01/09 @ 100 S.F.          192,751
                          Rev. Bonds Series 1990E (MBIA Corp.)                  10/01/2016     10/01/00 @ 102 Ref.
  3           500,000     N.J. Hsg. & Mtg. Finc. Agncy. Home            AAA       7.950%       4/01/11 @ 100 S.F.          528,450
                          Buyer Rev. Bonds Series 1990F (AMT)                    4/01/2025     10/01/00 @ 102 Ref.
                          (MBIA Corp.)
  4           400,000     Hudson Cnty. N.J. Correc. Facs. Certs. of     AAA       7.250%       12/01/02 @ 100 S.F.         417,296
                          Part. Series 1990 (MBIA Corp.)                        12/01/2021     12/01/00 @ 102 Ref.
  5           600,000     City of Newark, Essex Cnty. N.J. Gen.         AAA       7.375%       No Sinking Fund             632,178
                          Imprvment. Bonds Gen. Oblig. Rev. Bonds               10/01/2007     10/01/99 @ 102 Ref.
                          Unltd. Tax (MBIA Corp.)
  6           750,000     New Brunswick N.J. Pkg. Auth. Rev.            AAA       7.200%       9/01/91 @ 100 S.F.          779,017
                          Bonds Series 1985B (MBIA Corp.)                        9/01/2015     9/01/99 @ 102.5 Ref.
  7          470,000(4)   Passaic Cnty. N.J. Gen. Imprvment. Gen.       AAA       6.700%       No Sinking Fund             470,000
                          Oblig. Rev. Bonds Unltd. Tax (MBIA                     9/01/2016     9/01/00 @ 102 Ref.
                          Corp.)
  8           575,000     Pennsauken Twnshp. N.J. Bd. of Ed.            AAA       7.700%       7/15/04 @ 100 S.F.          616,446
                          Camden Cnty. Certs. of Part. Rev. Bonds                7/15/2009     7/15/99 @ 102 Ref.
                          (MBIA Corp.)
  9           750,000     Port Auth. N.Y. & N.J. Cnsldtd. Rev.          AAA       7.125%       12/01/05 @ 100 S.F.         771,368
                          Bonds Sixty-ninth Series (MBIA Corp.)                  6/01/2025     6/01/00 @ 101 Ref.
 10           670,000     P.R. Pub. Bldg. Auth. Pub. Ed. & Hlth.        AAA       7.875%       7/01/03 @ 100 S.F.          707,092
                          Facs. Rfndg. Rev. Bonds Series G (MBIA                 7/01/2016     7/01/97 @ 102 Ref.
                          Corp.)
 11           300,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty.    AAA       0.000%       No Sinking Fund              54,501
                          Agreement Swr. Rev. Cap. Apprec. Bonds                 9/01/2016     Non-Callable
                          Series 1990A (MBIA Corp.)

           $6,000,000                                                                                                   $5,901,611
        =============                                                                                                =============




C/M  11939.0001 406324.1

                       INSURED MUNICIPAL SECURITIES TRUST

                                   SERIES 27

                           REFERENCE TRUST AGREEMENT


                  This Reference Trust Agreement dated November 14, 1991 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                                      Part I

                                      STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard and Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



C/M  11939.0001 406324.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/3,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1992 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1992 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (f) All Certificateholders of record on March 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean November 21, 1991.

                  (h) The number of Units referred to in Section 2.03 is 3,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                               -2-
C/M  11939.0001 406324.1

                  (j) For the purposes of Section 6.01(g), the liquidation amount is hereby specified to be $1,200,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.05 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.60 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.35 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. [During the first year after the date hereof, such payments to the Trustee will be reduced by a portion a maximum of $.88 per Unit times the number of Units on the monthly distribution plan, $.60 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.35 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.]

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]


                                      -3-
C/M  11939.0001 406324.1

                             BEAR, STEARNS & CO. INC.
                                      Depositor


                             By:
                                    Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss:
COUNTY OF NEW YORK                  )

                  On this 14th day of November, 1991, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                             GRUNTAL & CO. INCORPORATED
                                      Depositor


                             By:
                                    Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 14th day of November 1991, before me personally appeared George Bernard, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                          UNITED STATES TRUST COMPANY
                              OF NEW YORK, Trustee


                          By:
                                 Assistant Vice President



STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 12th day of November, 1991, before me personally appeared Miguel Cervoni, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                                              Notary Public


C/M  11939.0001 406324.1

                        KENNY INFORMATION SYSTEMS, INC.,
                                    Evaluator


                        By:
                                President


SEAL
ATTEST:


-----------------------------
Executive Vice President and
         Secretary



C/M  11939.0001 406324.1

                                                                                                                         SCHEDULE A


                                                 INSURED MUNICIPAL SECURITIES TRUST

                                                             PORTFOLIO
                                                       ---------------------

                                                             SERIES 27
                                                       ---------------------

                                                      As of November 14, 1991

                                                      A MONTHLY PAYMENT SERIES
                                        SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES


           Aggregate                Name of Issuer and                           Coupon/      Redemption Feature
 Portfolio Principal                  Title of Bonds                            Maturity      S.F.-- Sinking Fund     Cost of Bonds
    No.     Amount                   Contracted for(4)              Ratings(1) Date(s)(2)     Ref.-- Refunding(2)      to Trust(3)
    ---     ------                   -----------------              ---------- ----------     -------------------      -----------
 1          $400,000     Jasper Cnty. Ind. Poll. Cntrl. No. Ind. Pub.  AAA      7.100%       No Sinking Fund              $412,740
                         Serv. Rfndg. Rev. Bonds (MBIA Corp.)                  7/01/2017     7/01/01 @ 102 Ref.
 2           400,000     Burlington Ks. Poll. Cntrl. Rfndg. Rev.       AAA      7.000%       No Sinking Fund               410,556
                         Bonds (Kansas Gas & Elec. Co. Prjt.)                  6/01/2031     6/01/01 @ 102 Ref.
                         (MBIA Corp.)
 3           325,000     Maine State Hsg. Auth. Mtg. Purch. Rev.       AAA      7.150%       11/15/03 @ 100 S.F.           334,713
                         Bonds Series 1989A (MBIA Corp.)                       1/15/2014     11/15/04 @ 100 Ref.
 4           400,000     North Las Vegas Nev. Gen. Oblig. (Ltd.        AAA      7.125%       4/01/06 @ 100 S.F.            413,348
                         Tax) Pub. Safety Bldg. Bonds Series 1991              4/01/2011     4/01/01 @ 101 Ref.
                         (Financial Guaranty)
 5           400,000     R.I. Cnvntn. Cntr. Auth. Rev. Bonds Series    AAA      6.700%       5/15/13 @ 100 S.F.            397,480
                         1991A (MBIA Corp.)                                    5/15/2020     5/15/01 @ 102 Ref.
 6           500,000     W.Va. Wtr. Dev. Auth. Wtr. Dev. Rev.          AAA      7.000%       11/01/12 @ 100 S.F.           512,195
                         Rfndg. Bonds (Loan Prgm.) Series 1991A                1/01/2025     11/01/01 @ 102 Ref.
                         (Capital Guaranty)
 7           400,000     Wisc. Hlth. & Ed. Facs. Auth. (St. Luke's     AAA      7.100%       8/15/12 @ 100 S.F.            412,816
                         Med. Cntr Prjt.) Rev. Bonds (MBIA Corp.)              8/15/2019     8/15/01 @ 102 Ref.
 8           125,000     Redding Cal. Elec. Sys. Rev. Certs. of Part.  AAA      0.000%       7/01/15 @ 75.356 S.F.          18,033
                         Series 1989A (MBIA Corp.)                             7/01/2019     7/01/99 @ 24.784 Ref.
 9            50,000     Dade Cnty. Fla. Gtd. Entitlement Rev.         AAA      0.000%       2/01/15 @ 76.763 S.F.           7,709
                         Bonds Series 1990 (AMBAC)                             8/01/2018     2/01/06 @ 40.444 Ref.

          $3,000,000                                                                                                    $2,919,592
       =============                                                                                                 =============




C/M  11939.0001 406324.1

                       INSURED MUNICIPAL SECURITIES TRUST

                      NEW YORK NAVIGATOR INSURED SERIES 9

                           REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement dated November 14, 1991 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



C/M  11939.0001 406324.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/4,500.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1992 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1992 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (f) All Certificateholders of record on March 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certifi-cateholder.

                  (g) The First Settlement Date shall mean November 21, 1991.

                  (h) The number of Units referred to in Section 2.03 is 4,500.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                                               -2-
C/M  11939.0001 406324.1

                  (j) For the purposes of Section 6.01(8), the liquidation amount is hereby specified to be $1,800,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.09 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.64 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.39 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.92 per Unit times the number of Units on the monthly distribution plan, $.64 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.39 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.


                         [Signatures on separate pages]


                                      -3-
C/M  11939.0001 406324.1

                             BEAR, STEARNS & CO.  INC.
                                      Depositor


                             By:
                                   Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss:
COUNTY OF NEW YORK                  )

                  On this 14th day of November, 1991, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                              GRUNTAL & CO. INCORPORATED
                                       Depositor


                              By:
                                   Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 14th day of November, 1991, before me personally appeared George Bernard, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                          UNITED STATES TRUST COMPANY
                              OF NEW YORK, Trustee


                          By:
                                Assistant Vice President



STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 12th day of November, 1991, before me personally appeared Miguel Cervoni, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                                              Notary Public


C/M  11939.0001 406324.1

                        KENNY INFORMATION SYSTEMS, INC.,
                                     Evaluator


                        By:
                               President


SEAL
ATTEST:


-----------------------------
Executive Vice President and
         Secretary



C/M  11939.0001 406324.1

                                                                                                         SCHEDULE A

                                        INSURED MUNICIPAL SECURITIES TRUST
                                                     PORTFOLIO
                                               ---------------------

                                        NEW YORK NAVIGATOR INSURED SERIES 9
                                               ---------------------

                                              As of November 14, 1991

                                             A MONTHLY PAYMENT SERIES
                                SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

           Aggregate                Name of Issuer and                            Coupon/      Redemption Feature
 Portfolio Principal                  Title of Bonds                             Maturity      S.F.-- Sinking Fund    Cost of Bonds
    No.     Amount                   Contracted for(4)              Ratings(1)  Date(s)(2)     Ref.-- Refunding(2)     to Trust(3)
    ---     ------                   -----------------              ----------  ----------     -------------------     -----------
  1          $200,000     Dorm. Auth. of the State of N.Y. Mt. Sinai    AAA       6.750%       7/01/10 @ 100 S.F.          $203,200
                          Schl. of Medicine Insrd. Rev. Bonds Series             7/01/2015     7/01/01 @ 102 Ref.
                          1991 (MBIA Corp.)
  2           380,000     N.Y. State Hsg. Finc. Agncy. Multi. Fam.      AAA       7.450%       11/01/92 @ 100 S.F.          399,057
                          Hsg. Rev. Bonds Series A (MBIA Corp.)                 11/01/2028     11/01/99 @ 102 Ref.
  3           500,000     N.Y. Local Gov. Assis. Corp. (A Pub.          AAA       6.500%       4/01/11 @ 100 S.F.           491,115
                          Benefit Corp. of the State of N.Y.) Rev.               4/01/2015     4/01/01 @ 100 Ref.
                          Bonds Series 1991C (MBIA Corp.)
  4           500,000     N.Y. State Med. Care Facs. Finc. Agncy.       AAA       7.500%       2/15/12 @ 100 S.F.           533,225
                          Mental Hlth. Servs. Facs. Imprvmnt. Rev.               2/15/2021     2/15/01 @ 102 Ref.
                          Bonds Series 1991A (MBIA Corp.)
  5           200,000     N.Y. State Med. Care Facs. Finc. Agncy.       AAA       7.125%       11/01/06 @ 100 S.F.          207,307
                          No. Shore Univ. Hosp. Mtg. Prjt. Rev.                 11/01/2008     11/01/00 @ 102 Ref.
                          Bonds Series 1990A (MBIA Corp.)
  6           500,000     N.Y. State Urb. Dev. Corp. State Facs. Rev.   AAA       7.500%       4/01/12 @ 100 S.F.           533,505
                          Bonds Series 1991 (MBIA Corp.)                         4/01/2020     4/01/01 @ 102 Ref.
  7           270,000     Metro. Trans. Auth. of N.Y. Trans. Facs.      AAA       5.500%       No Sinking Fund              234,673
                          Rev. Bonds Series G. (MBIA Corp.)                      7/01/2015     7/01/96 @ 100 Ref.
  8           250,000     Montgomery, Otsego, Schoharie Cntys.          AAA       7.250%       01/01/04 @ 100 S.F.          262,643
                          N.Y. Solid Waste Mgmt. Auth. Solid Waste               1/01/2014     01/01/00 @ 103 Ref.
                          Sys. Rev. Bonds Series 1990 (MBIA Corp.)
  9           330,000     City of N.Y. Gen. Oblig. Serial Rev. Bonds    AAA       7.750%       No Sinking Fund              354,648
                          Fiscal 1990 Seris 1 (MBIA Corp.)                       8/15/2022     8/15/99 @ 101.5 Ref.
 10           215,000     City of N.Y. Gen. Oblig. Rev. Bonds Fiscal    AAA       7.250%       No Sinking Fund              224,505
                          1991 Series A (MBIA Corp.)                             3/15/2020     3/15/00 @ 101.5 Ref.
 11           130,000     N.Y. City Gen. Oblig. Rev. Bonds Fiscal       AAA       8.000%       No Sinking Fund              143,425
                          1991 Series D (MBIA Corp.)                             8/01/2019     8/01/01 @ 101.5 Ref.
 12           300,000     N.Y. City Muni. Wtr. Finc. Auth. Wtr. &       AAA       6.000%       No Sinking Fund              276,966
                          Swr. Sys. Rev. Bonds Series A (MBIA                    6/15/2020     6/15/00 @ 100 Ref.
                          Corp.)
 13           500,000     Triborough Bridge & Tunnel Auth. Spec.        AAA       6.875%       1/01/11 @ 100 S.F.           508,695
                          Oblig. Rfndg. Rev. Bonds Series 1991 B                 1/1/2015      1/01/01 @ 102 Ref.
                          (MBIA Corp.)
 14           225,000     N.Y. State Mtg. Agncy. Hmownr. Mtg.           AAA       0.000%       4/01/12 @ 52.88 S.F.          24,727
                          Rev. Bonds Series II (MBIA Corp.)                      4/01/2020     4/01/99 @ 19.34 Ref.

           $4,500,000                                                                                                    $4,397,690
        =============                                                                                                 =============



C/M  11939.0001 406324.1

                       INSURED MUNICIPAL SECURITIES TRUST

                     NEW JERSEY NAVIGATOR INSURED SERIES 6

                           REFERENCE TRUST AGREEMENT

                  This Reference Trust Agreement dated November 14, 1991 among Bear, Stearns & Co. Inc. and Gruntal & Co., Incorporated, as Depositors, United States Trust Company of New York, as Trustee and Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., as Evaluator, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Insured Municipal Securities Trust, 47th Discount Series and Series 20, and Subsequent Series, Trust Indenture and Agreement" dated June 16, 1989 as amended in part by this Reference Trust Agreement (herein as amended or supplemented called the "Indenture"). This Reference Trust Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the Depositors, the Trustee, and the Evaluator agree as follows:


                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

                  Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument.

                  For purposes of the references made to Section 7.04 in Sections 3.05(d), 3.06(A)(3), 3.06(B)(3) and 7.05 of the Indenture, the Indenture is hereby amended to delete such references made to Section 7.04 and to substitute therefor references to Section 7.05.

                  (a) All references to the words "Standard & Poor's Corporation" appearing therein are hereby deleted and the words "Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc." are hereby added in place thereof.



C/M  11939.0001 406324.1

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

                  The following special terms and conditions are hereby agreed to:

                  (a) The interest-bearing obligations listed in Schedule A hereto have been deposited in trust under this Indenture.

                  (b) For the purposes of the definition of the Unit in Article I the fractional undivided interest in and ownership of the Trust is 1/4,000.

                  (c) The fiscal year for the Trust shall end on June 30 of each year.

                  (d) The term Record Date shall mean the first day of each month (or the last business day prior thereto) commencing on April 1, 1992 for monthly distributions, December 1 and June 1 of each year for semi-annual distributions (commencing on June 1, 1992) and December 1 of each year for annual distributions (commencing on December 1, 1992).

                  (e) The term Payment Date shall mean the fifteenth day of each month (or the last business day prior thereto) commencing on April 15, 1992 for monthly distributions, December 15 and June 15 of each year for semi-annual distributions (commencing on June 15, 1992) and December 15 of each year for annual distributions (commencing on December 15, 1992).

                  (f) All Certificateholders of record on March 1, 1992 (the "First Record Date"), regardless of the plan of distribution selected, will receive a distribution to be made on or shortly after March 15, 1992 (the "First Payment Date"), and thereafter distributions will be made monthly, semi-annually or annually, depending upon the plan of distribution chosen by each Certificateholder.

                  (g) The First Settlement Date shall mean November 21, 1991.

                  (h) The number of Units referred to in Section 2.03 is 4,000.

                  (i) For the purposes of Section 4.02, the Evaluator shall receive for each evaluation of the Bonds in the Trust a minimum fee of $8, plus a fee of $0.25 for determining the aggregate value of each issue of Bonds in excess of 50 issues (treating separate maturities of Bonds as separate issues).


                                      -2-
C/M  11939.0001 406324.1

                  (j) For the purposes of Section 6.01(g), the liquida- tion amount is hereby specified to be $1,600,000.

                  (k) For purposes of Section 6.04, the Trustee shall be paid per annum $1.07 per $1,000 principal amount of Bonds for that portion of the Trust under the monthly distribution plan, $.62 per $1,000 principal amount of Bonds for that portion of the Trust under the semi-annual distribution plan and $.37 per $1,000 principal amount of Bonds for that portion of the Trust under the annual distribution plan. During the first year after the date hereof, such payments to the Trustee will be reduced by a portion [a maximum of $.90 per Unit times the number of Units on the monthly distribution plan, $.62 per unit plus $.28 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units on the semi-annual distribution plan and $.37 per Unit plus $.53 of Trust expenses (to be assumed and paid by the Trustee) times the number of Units of the annual distribution plan] of the amount of interest which accrues on any "when, as and if issued" Bonds between the first settlement date of the Trust and the respective dates of delivery of such Bonds.

                  (l) For purposes of Section 7.05, the Depositors' maximum annual fee is hereby specified to be $0.25 per $1,000 principal amount of Bonds in the Trust.

                  (m) For purposes of this Series of Insured Municipal Securities Trust, the form of Certificate set forth in this Indenture shall be appropriately modified to reflect the title of this Series as set forth above.

                  (n) For purposes of this Series of Insured Municipal Securities Trust, the execution date of this Indenture shall be the date first written above.

                  IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

                         [Signatures on separate pages]


                                      -3-
C/M  11939.0001 406324.1

                             BEAR, STEARNS & CO.  INC.
                                      Depositor


                             By:
                                     Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss:
COUNTY OF NEW YORK                  )

                  On this 14th day of November, 1991, before me personally appeared Peter J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of Bear, Stearns & Co. Inc., one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                             GRUNTAL & CO. INCORPORATED
                                      Depositor


                             By:
                                       Authorized Signator


STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 14th day of November, 1991, before me personally appeared George Bernard, to me know, who being by me duly sworn, said that he is an Authorized Signator of Gruntal & Co. Incorporated, one of the corporations described in and which executed and foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                                              Notary Public


C/M  11939.0001 406324.1

                           UNITED STATES TRUST COMPANY
                              OF NEW YORK, Trustee


                           By:
                               Assistant Vice President



STATE OF NEW YORK                   )
                                    :  ss.:
COUNTY OF NEW YORK                  )


                  On this 12th day of November, 1991, before me personally appeared Miguel Cervoni, to me know, who being by me duly sworn, said that he is an Authorized Signator United States Trust Company of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he signed his name thereto by like authority.



                                                              Notary Public


C/M  11939.0001 406324.1

                        KENNY INFORMATION SYSTEMS, INC.,
                                   Evaluator


                        By:
                              President


SEAL
ATTEST:


-----------------------------
Executive Vice President and
         Secretary



C/M  11939.0001 406324.1

                                                                                                         SCHEDULE A

                                        INSURED MUNICIPAL SECURITIES TRUST
                                                     PORTFOLIO
                                               ---------------------

                                       NEW JERSEY NAVIGATOR INSURED SERIES 6
                                               ---------------------

                                              As of November 14, 1991

                                             A MONTHLY PAYMENT SERIES
                                SEMI-ANNUAL PAYMENT SERIES OR ANNUAL PAYMENT SERIES

            Aggregate                Name of Issuer and                            Coupon/      Redemption Feature
 Portfolio  Principal                  Title of Bonds                             Maturity      S.F.-- Sinking Fund  Cost of Bonds
    No.      Amount                   Contracted for(4)              Ratings(1)  Date(s)(2)     Ref.-- Refunding(2)   to Trust(3)
    ---      ------                   -----------------              ----------  ----------     -------------------   -----------
  1         $320,000(4)   N.J. Ed. Facs. Auth. Rev. Bonds Montclair     AAA       6.400%       7/01/07 @ 100 S.F.        $318,198
                          State Cllg. Issue Series 1991E (MBIA                   7/01/2011     7/01/01 @ 101 Ref.
                          Corp.)
  2          500,000(4)   N.J. Ed. Facs. Auth. The William Paterson     AAA       6.375%       7/01/07 @ 100 S.F.         491,773
                          Cllg. of N.J. Issue Rev. Bonds Series 1991F            7/01/2021     7/01/01 @ 101 Ref.
                          (MBIA Corp.)
  3           300,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev.       AAA       7.250%       2/15/08 @ 100 S.F.         318,954
                          Bonds Cathedral Hlth. Servs. Inc. Issue                2/15/2021     2/15/01 @ 102 Ref.
                          (FHA Insrd. Mtg.) Series A (MBIA Corp.)
  4           500,000     N.J. Hlth. Care Facs. Fincg. Auth. Rev.       AAA       7.000%       7/01/01 @ 100 S.F.         520,870
                          Bonds Comm. Med. Cntr./Kensington                      7/01/2020     7/01/00 @ 102 Ref.
                          Manor Care Center Issue Series E (MBIA
                          Corp.)
  5           150,000     N.J. Care Facs. Fincg. Auth. Rev. Bonds       AAA       6.500%       7/01/11 @ 100 S.F.         149,250
                          Mercer Med. Cntr. Issue Series 1991                    7/01/2021     7/01/01 @ 102 Ref.
                          (MBIA Corp.)
  6           500,000     N.J. Hlth. Care Facs. Fincg. Auth.Rev.        AAA       6.300%       7/01/14 @ 100 S.F.         493,595
                          Bonds St. Peter's Med. Cntr. Issue Series D            7/01/2018     7/01/97 @ 100 Ref.
                          (MBIA Corp.)
  7           500,000     N.J. Hsg. & Mtg. Finc. Agncy. Home            AAA       7.950%       4/01/11 @ 100 S.F.         535,700
                          Buyer Rev. Bonds Series 1990F                          4/01/2025     10/01/00 @ 102 Ref.
                          (AMT)(MBIA Corp.)
  8           250,000     Ocean Cnty. N.J. Utils. Auth. Waste Wtr.      AAA       6.600%       1/01/12 @ 100 S.F.         251,933
                          Rfndg. Rev. Bonds Series 1991A (MBIA                   1/01/2018     1/01/01 @ 101 Ref.
                          Corp.)
  9           500,000     Oradell N.J. Bd. of Ed. in the Cnty. of       AAA       7.200%       4/01/03 @ 100 S.F.         527,840
                          Bergen N.J. Certs. of Part. Rev. Bonds                10/01/2009     10/01/99 @ 102 Ref.
                          (MBIA Corp.)
 10           250,000     N.Y. & N.J. Port. Auth. Consldtd. Rev.        AAA       6.875%       7/01/12 @ 100 S.F.         256,853
                          Bonds Sixty-Seventh Series (MBIA Corp.)                1/01/2025     1/01/00 @ 101 Ref.
 11           100,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty     AAA       0.000%       No Sinking Fund             19,274
                          Agreement Swr. Rev. Cap. Apprec. Bonds                 9/01/2016     Non-Callable
                          Series 1990A (MBIA Corp.)
 12           130,000     Camden Cnty. N.J. Muni. Utils. Auth. Cnty.    AAA       0.000%       No Sinking Fund             21,941
                          Agreement Swr. Rev. Cap. Apprec. Bonds                 9/01/2018     Non-Callable
                          Series 1990A (MBIA Corp.)

           $4,000,000                                                                                                  $3,906,183
        =============                                                                                               =============



C/M  11939.0001 406324.1